UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 6, 2006

FIDELITY NATIONAL TITLE GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 8.01 OTHER EVENTS
On January 6, 2006, Fidelity National Title Group, Inc. (the “Company” or “FNT”) announced certain changes to and the extension of its pending offers to exchange outstanding notes of its parent company, Fidelity National Financial, Inc. (“FNF”) for newly issued FNT notes. The exchange offers have been amended to change the covenants and events of default contained in the indenture under which the new FNT notes will be issued (the “FNT Indenture”) to more closely conform to those originally applicable to the FNF notes. The offers have also been amended to eliminate a waiver of past defaults that had been requested, although the Company was not aware that any such defaults actually existed. Finally, the offers were amended to waive the condition that FNT receive sufficient valid consents to effect the amendments to the indenture governing the FNF notes (the “FNF Indenture”) described in the prospectus for the exchange offers. The Company has filed an amended Prospectus and Consent Solicitation Statement (the “Amended Prospectus”) describing the changes to the exchange offers with the Securities and Exchange Commission.
The changes to the FNT Indenture will be effected through a supplement indenture (the “FNT Supplemental Indenture”), which will be executed prior to the FNT notes being issued in the exchange offers. The form of the FNT Supplemental Indenture is attached as an exhibit hereto.
To reflect the elimination of the waiver of past defaults, the attached form of FNF Supplemental Indenture has been changed from the form of FNF Supplemental Indenture previously filed as exhibit 4.4 to the Registration Statement on Form S-4 for the exchange offers and now replaces that form in its entirety. The attached form of FNF Supplemental Indenture will be executed to effect the amendments to the FNF Indenture described in the Amended Prospectus under the caption “The Proposed Amendments.”
The forms of FNT notes being issued in the exchange offers that were filed as exhibits 4.6 and 4.7 to the Registration Statement have also been amended to reflect the changes to the events of default provision in the FNT Indenture that will be effected through the FNT Supplemental Indenture. The updated forms of FNT notes are filed as exhibits hereto.
Along with the Amended Prospectus, the Company is providing holders of FNF notes an updated Letter of Transmittal and Consent that can be used to tender their FNF notes in the exchange offers. The new Letter of Transmittal and Consent is filed herewith. As described in the Amended Prospectus, the Company will deem all notes validly tendered using the prior form of the Letter of Transmittal and Consent to have been validly tendered using the form attached hereto and delivered with the Amended Prospectus. Further, the Company will deem any agreement to be bound by the terms of the Letter of Transmittal and Consent that is or has been received by agent’s message to be an agreement to be bound by the form attached hereto and delivered with the Amended Prospectus.
Updated Letters to Beneficial Owners and Letters to Depository Trust Company Participants are also filed herewith. These letters have been amended to reflect the extension of the exchange offers and the amendments described in the Amended Prospectus.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

4.1	Form of FNT Supplemental Indenture

4.2	Form of FNF Supplemental Indenture

4.3	Form of 7.30% FNT Note due August 15, 2011

4.4	Form of 5.25% FNT Note due March 15, 2013

99.1	Letter of Letter of Transmittal and Consent

99.2	Letter to Depository Trust Company Participants

99.3	Letter to Beneficial Owners
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL TITLE GROUP, INC.
By:	/s/ Anthony J. Park
Anthony J. Park
Chief Financial Officer

Dated: January 9, 2006